UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

|X|   Filed by the Registrant
|_|   Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE ASIA TIGERS FUND, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:__________________

      (2) Aggregate number of securities to which transaction applies:______________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):________________

      (4)   Proposed maximum aggregate value of transaction:____________________

      (5)   Total fee paid:_____________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:_____________________________________________

      (2)   Form, Schedule or Registration Statement No.:_______________________

      (3)   Filing Party:_______________________________________________________

      (4)   Date Filed:_________________________________________________________

                           THE ASIA TIGERS FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                                                            January [DATE], 2006
Dear Stockholder:

      We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund") to be held on February 24, 2006, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room J, 30th Floor, New York, New York at 11:00 a.m., New York time. I would like to provide you with additional background and ask for your vote on important proposals affecting the Fund.

      As you may know, on November 8, 2005, after careful consideration of possible alternatives to the Fund's investment management arrangements, the Board of Directors approved a new management agreement with Blackstone Asia Advisors L.L.C. ("Blackstone Advisors"), an affiliate of The Blackstone Group L.P. ("Blackstone"). Since December 4, 2005, Blackstone Advisors has served as the investment manager pursuant to an interim agreement, as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Punita Kumar-Sinha, the Fund's portfolio manager for the last six years, remains the portfolio manager of the Fund under new arrangements with Blackstone, and the fees incurred by the Fund under the new agreement will not increase. At the Meeting, you will be asked to consider and vote upon this agreement.

      In addition, you are also being asked to vote on the election of Directors.

      THE BOARD OF DIRECTORS OF THE FUND BELIEVES THE PROPOSALS ARE IN THE BEST INTEREST OF THE FUND AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT AND "FOR" THE ELECTION OF DIRECTORS.

      Whether or not you intend to attend the Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope.

      Following this letter we have included questions and answers regarding this proxy statement. This information is designed to help you answer questions you may have and help you cast your votes, and is being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

      Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the meeting. To vote, simply follow the instructions on the enclosed proxy card.

      If your completed proxy card is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, Georgeson Shareholder Communications Inc. ("Georgeson"). Georgeson has been engaged to assist the Fund in soliciting proxies. Representatives of Georgeson will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

                                                     Sincerely,


                                                     --------------------------
                                                     Prakash A. Melwani
                                                     President

                              QUESTIONS AND ANSWERS
                        REGARDING THE PROXY STATEMENT AND
                         ANNUAL MEETING OF STOCKHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, FOR YOUR CONVENIENCE, WE HAVE PROVIDED A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED ON.

Q.    What am I being asked to vote "FOR" in this proxy?

A.    You are being asked to vote in favor of proposals to:

      1. Approve a new management agreement between the Fund and Blackstone Advisors, pursuant to which Blackstone Advisors will become the Fund's new investment manager.

      2.    Elect two Directors to the Board of Directors.

      3. Transact such other business as may be properly presented at the Meeting or any adjournments thereof.

Q.    Why am I being asked to vote on a new management agreement?

A. On November 8, 2005, after careful consideration of possible alternatives to the Fund's investment management arrangements, the Board of Directors, including a majority of the Independent Directors, determined that it would be in the best interest of the Fund and its Stockholders to select Blackstone Advisors as the new investment adviser for the Fund and approved, subject to Stockholder approval, a new management agreement. In addition, the Board of Directors, as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), approved an interim management agreement which became effective December 4, 2005. Pursuant to the interim agreement, Blackstone Advisors currently serves as interim investment manager to the Fund. Blackstone Administrative Services Partnership L.P. is also the Fund's administrator.

      Blackstone Advisors is a registered investment adviser and an affiliate of Blackstone. Blackstone is a leading investment and advisory firm founded in 1985, with offices in New York, Boston, Atlanta, London, Hamburg and Mumbai. As of [December 31, 2005], Blackstone had assets under management of approximately $|_| billion, managed through over 150 different investment vehicles. Blackstone manages investment funds, including hedge funds and private equity, real estate, mezzanine debt and senior debt funds, and also provides corporate advisory, mergers and acquisitions and restructuring services to a variety of clients. Blackstone's alternative asset management group, with approximately $10 billion under management in the hedge fund industry, manages assets for some of the world's leading corporations, pension plans and foundations.

Q.    Will there be any significant changes to the Fund's portfolio management?

A. No. Punita Kumar-Sinha, the Fund's portfolio manager for the last six years, supported by her investment team, continues to manage the Fund's assets on a day-to-day basis as portfolio manager under new employment arrangements with Blackstone Advisors. As a result, the day-to-day portfolio management of the Fund will be substantially similar.

Q. How does the proposed new agreement differ from my Fund's previous management agreement?

A. The proposed new management agreement is substantially identical to the Fund's previous management agreement, except that changes have been made to the Fund's fee schedule that could have the result of lowering the Fund's fees paid at certain asset levels if the Fund were to grow significantly.

Q.    Will the Fund's total advisory and administration services fees increase?

A. No. The fees will not be increased under the new agreement with Blackstone Advisors. In fact, under the new management agreement, changes have been made to the management fee that would have the effect of lowering the management fee if the Fund's assets were to grow significantly.

Q.    What else am I being asked to approve?

A. Stockholders are also being asked to elect one Class II Director and one Class III Director to the Board of Directors.

Q.    How does the Fund's Board of Directors suggest I vote?

A. After careful consideration of possible alternatives to the previous management arrangement, the Fund's Board of Directors has determined that it would be in the best interest of the Fund and its Stockholders to select Blackstone Advisors as the new investment manager for the Fund and recommends that you vote "FOR" the approval of the new management agreement.

      After careful consideration, the Fund's Board of Directors, including its Independent Directors, also recommends that you vote "FOR" the election of each nominee for Director.

Q.    Will my vote make a difference?

A. Your vote is needed to ensure that the proposals can be acted upon. The Fund's Board of Directors encourages all Stockholders to participate in the governance of their Fund.

Q.    Whom do I call if I have questions?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Georgeson Shareholder Communications Inc. at 1-877-847-1383.

Q.    How do I go about voting my shares?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

                           THE ASIA TIGERS FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                            January [DATE], 2006

To the Stockholders:

      An Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund") will be held on February 24, 2006, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room J, 30th Floor, New York, New York at 11:00 a.m., New York time, for the purpose of considering and voting upon proposals to:

      1. Approve a new management agreement between the Fund and Blackstone Asia Advisors L.L.C. ("Blackstone Advisors") (Proposal 1).

      2. Elect one Class II Director and one Class III Director to the Board of Directors (Proposal 2).

      3. Transact such other business as may be properly presented at the Meeting or any adjournments thereof.

      The close of business on January 2, 2006, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting.

                                           By order of the Board of Directors,


                                           -------------------------------------
                                           Joshua B. Rovine
                                           Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS. Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. OTHER ACCOUNTS. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION

                         CORPORATE ACCOUNTS                              VALID SIGNATURE
ABC Corp.                                                 ABC Corp. (by John Doe, Treasurer)
ABC Corp.                                                 John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer                         John Doe
ABC Corp. Profit Sharing Plan                             John Doe, Trustee

                           TRUST ACCOUNTS

ABC Trust                                                 Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78                       Jane B. Doe

                    CUSTODIAL OR ESTATE ACCOUNTS

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA        John B. Smith
John B. Smith                                             John B. Smith, Jr., Executor

                           THE ASIA TIGERS FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Asia Tigers Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York in Conference Room J on the 30th Floor, on February 24, 2006, at 11:00 a.m., New York time (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

      This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about January [DATE], 2006.

      At the Meeting, Stockholders will vote on proposals to:

      1. Approve a new management agreement between the Fund and Blackstone Asia Advisors L.L.C. ("Blackstone Advisors"). (Proposal 1)

      2. Elect one new Class II Director and one Class III Director to the Board of Directors. (Proposal 2)

      This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the Proposals. Please read it carefully and retain it for future reference. THE FUND'S ANNUAL REPORT, CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005, AS FILED ON FORM N-CSR, IS AVAILABLE FREE OF CHARGE BY CONTACTING BLACKSTONE ADVISORS, 345 PARK AVENUE, NEW YORK, NEW YORK 10154, BY CALLING 1-866-800-8933 TOLL-FREE OR ON THE INTERNET AT WWW.BLACKSTONE.COM. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission (the "SEC") at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the Fund are listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "GRR". Reports and other information concerning the Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

      You also may view or obtain these documents from the SEC:

      In Person:        At the SEC's Public Reference Room at 100 F Street,
                        N.E., Washington, D.C. 20549

      By Phone:         1-800-SEC-0330

      By Mail:          Public Reference Branch

                        Officer of Consumer Affairs and Information Services Securities and Exchange Commission
                        100 F Street, N.E.
                        Washington, D.C. 20549
                        (duplicating fee required)

      By Email:         publicinfo@sec.gov
                        (duplicating fee required)

      By Internet:      www.sec.gov

      Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the Proposals.

      The close of business on January 2, 2006, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

      On the record date there were |_| shares of the Fund's common stock outstanding.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A Stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

      Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

      Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes will have the same effect as a vote AGAINST Proposal 1. Abstentions and broker non-votes will have no effect on the vote on Proposal 2.

      Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

      The principal business address of the Fund is 345 Park Avenue, New York, New York 10154. The Fund is a closed-end management investment company, registered under the 1940 Act. The principal business address of Blackstone Advisors is 345 Park Avenue, New York, New York 10154.

      The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The date of this Proxy Statement is January [DATE], 2006.

                PROPOSAL 1. APPROVAL OF NEW MANAGEMENT AGREEMENT
                    BETWEEN THE FUND AND BLACKSTONE ADVISORS

      At the Meeting, you will be asked to approve a new management agreement between the Fund and Blackstone Advisors. Blackstone Advisors has acted as the Fund's interim investment manager since December 4, 2005. A general description of the proposed new management agreement is included below. The form of new management agreement is attached hereto as Exhibit A.

BACKGROUND

      On November 8, 2005, after careful consideration of possible alternatives to the Fund's management arrangement, the Board of Directors, including a majority of the Independent Directors, determined that it would be in the best interest of the Fund and its Stockholders to select Blackstone Advisors as the new investment manager for the Fund. At this meeting, the Directors approved, subject to Stockholder approval, a new management agreement, pursuant to which Blackstone Advisors would become the Fund's new investment manager. At the meeting, the Board of Directors also approved an interim management agreement, as permitted under the 1940 Act, pursuant to which Blackstone Advisors has served as interim investment manager to the Fund since December 4, 2005. The Board of Directors also approved a new administration agreement, pursuant to which Blackstone Administrative Services Partnership L.P. ("Blackstone Administration") currently serves as the Fund's administrator. Blackstone Advisors hired the Fund's existing portfolio manager and certain other members of the existing portfolio management team, thereby ensuring continuity of day-to-day management of the Fund's portfolio.

      Blackstone Advisors is a registered investment adviser and an affiliate of Blackstone. Blackstone is a leading investment and advisory firm founded in 1985, with offices in New York, Boston, Atlanta, London, Hamburg and Mumbai. As of [December 31, 2005], Blackstone had assets under management of approximately $|_| billion, managed through over 150 different investment vehicles. Blackstone manages investment funds, including hedge funds and private equity, real estate, mezzanine debt and senior debt funds, and also provides corporate advisory, mergers and acquisitions and restructuring services to a variety of clients. Blackstone's alternative asset management group, with approximately $10 billion under management in the hedge fund industry, manages assets for some of the world's leading corporations, pension plans and foundations.

COMPARISON OF THE FUND'S PREVIOUS MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT

      The proposed new management agreement with Blackstone Advisors (the "new management agreement") is identical to the previous management agreement except for the name of the investment manager, the date of commencement and the date of termination of the agreements and revisions to the management fee schedule. The interim management agreement is also substantially similar to the Fund's previous management agreement. The following description of the new management agreement for the Fund is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit A.

      SERVICES TO BE PROVIDED

      Pursuant to the new management agreement, the investment manager will supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy, make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund and manage the investing and reinvesting of the Fund's assets. Blackstone Advisors will also provide access to research and statistical data to the Fund. These services are identical to those in the previous management agreement.

      EXPENSES AND ADVISORY FEES

      The new management agreement provides that the Fund is responsible for all of its expenses and liabilities, except that the investment manager is responsible for expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund.

      In consideration of the services to be rendered under the new management agreement, the Fund will pay the Blackstone Advisors a monthly fee at an annual rate of: (i) 1.00% of the Fund's average weekly net assets for the first $500,000,000; (ii) 0.95% of the Fund's average weekly net assets for the next $500,000,000; and (iii) 0.90% of the Fund's average weekly net assets in excess of $1,000,000,000. Under the previous management agreement, the Fund paid Advantage Advisers, Inc. ("Advantage") a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets. While these changes will not have any immediate impact on the management fee, they would have the effect of lowering the fee on any assets in excess of $500,000,000 if the Fund's assets were to grow significantly.

      LIMITATION OF LIABILITY

      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), Blackstone Advisors shall not be liable to the Fund or its Stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the Fund, under certain circumstances, will indemnify Blackstone Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct. These provisions are identical to those contained in the previous management agreement.

      DURATION AND TERMINATION

      The new management agreement has an initial term of two years, and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Notwithstanding the above, the agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, upon 60 days' written notice delivered to each party to the agreement, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). This is identical to the previous management agreement.

COMPARATIVE FEE INFORMATION

      The following table provides information with respect to the Fund and the other fund with a similar objective for which Blackstone Advisors also serves as investment adviser:

                                        MANAGEMENT FEE (AS A PERCENTAGE OF        APPROXIMATE NET ASSETS AS OF
               AGREEMENT                    AVERAGE WEEKLY NET ASSETS)                  DECEMBER 31, 2005
               ---------                    --------------------------                  -----------------
The India Fund, Inc.*                    1.10% up to $500,000,000                       $|_|
                                         0.90% for next $500,000,000
                                         0.85% for next $500,000,000
                                         0.75% over $1,500,000,000

The Asia Tigers Fund, Inc.*              1.00% up to $500,000,000                       $|_|
                                         0.95% for next $500,000,000
                                         0.90% over $1,000,000,000

------------

* Blackstone Advisors has served as investment adviser since December 4, 2005 pursuant to an interim investment management agreement.

REASONS FOR APPROVING THE NEW MANAGEMENT AGREEMENT AND BOARD'S RECOMMENDATION

      The Board, including the Independent Directors, recommends that Stockholders of the Fund approve the new management agreement.

      At a meeting held in person on November 8, 2005, the Board considered both the proposed interim and new management agreements between the Fund and Blackstone Advisors. The Board, including the Independent Directors, approved, subject to Stockholder approval, the new management agreement and recommended that Stockholders of the Fund approve the agreement. In making this decision, the Independent Directors were represented by independent counsel who assisted them in their deliberations prior to and during the Board meeting and in the meeting's executive session.

      In addition, the Board of Directors, as permitted by the 1940 Act, approved an interim management agreement which became effective December 4, 2005. Pursuant to the interim agreement, Blackstone Advisors currently serves as interim investment manager to the Fund. The Board of Directors also approved a new administration agreement, pursuant to which Blackstone Administration currently serves as the Fund's administrator.

      BACKGROUND

      Prior to considering and approving the agreements on November 8, 2005, the Independent Directors undertook certain actions in order to gather information, including the formation in the spring of 2005 of a joint committee of the Boards of various funds and participation in meetings of the joint committee to assist in evaluating the then current management. In addition, the Independent Directors met several times with the then current management and with the Fund's portfolio manager to discuss the portfolio manager's employment arrangements and likelihood of continued employment. The Board of Directors also established a subcommittee to review various management alternatives. The subcommittee met several times and approached several organizations that it believed might have an interest in managing the Fund. The subcommittee also consulted regularly with counsel to the Independent Directors.

      In August 2005, the Independent Directors met in person to hear presentations and consider proposals from four firms, including the then current investment manager, for the management of the Fund. At that meeting, representatives of Blackstone made presentations to and responded to questions from the Board of Directors. Subsequently, the Independent Directors indicated that it was their intention not to renew the existing agreement with Advantage Advisers, Inc. which expired on December 4, 2005. The Board further indicated that it intended to consider an investment advisory arrangement with Blackstone at a subsequent meeting and invited Blackstone to make an additional presentation.

      To assist the Board in its consideration of the proposed agreement, Blackstone provided materials and information about Blackstone, Blackstone Advisors and Blackstone Administration (collectively referred to in this Proposal as "Blackstone"), which included, among other things, descriptions of Blackstone Advisors' qualifications as an investment manager and a description of the principal activities in which these entities anticipated being involved, including and in addition to their services to the Fund. Blackstone also provided descriptions of its business, personnel and operations, services, proposed compensation by the Fund and compliance. In addition, the Independent Directors consulted with their counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Directors' deliberations. Fund counsel also provided the Directors with a memorandum outlining the legal duties of the Board.

      The Independent Directors, through their independent legal counsel, requested and received additional information from Blackstone, including, among other things, various compliance matters. The lead Independent Director and independent counsel held several conference calls with Blackstone to review the actions being taken by Blackstone to ensure a smooth transition for the Fund. The Independent Directors also requested that Blackstone consider modifying and reducing the advisory and administrative fees. On November 1, 2005, the Independent Directors met with Blackstone to preliminarily discuss the materials provided and to further discuss Blackstone's qualifications as investment manager, including its proposed compliance program, and its general plans and intentions regarding the Fund. Blackstone also gave a detailed presentation describing the substantial efforts Blackstone had undertaken to ensure a smooth transition for the Fund. Blackstone also agreed to modify the breakpoints in the advisory fee and the administrative fee, which, while not having an immediate impact, could reduce fees if the Fund's assets were to grow significantly. The Independent Directors also conferred separately with their counsel on a number of occasions, including in connection with these meetings.

      At an in-person Board of Directors meeting on November 8, 2005, the Board of Directors further reviewed the material provided by Blackstone and representatives of Blackstone were available to respond to questions from the Board of Directors. The Independent Directors then met in executive session with their counsel to consider the interim management agreement as well as the new management and administration agreements.

      FACTORS CONSIDERED

      In approving the agreement and determining to submit the new management agreement to Stockholders for approval, the Directors considered a wide variety of factors. Among other things, the Directors considered:

      (i) THE QUALIFICATIONS OF BLACKSTONE ADVISORS, INCLUDING THE NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED AND THE INVESTMENT PERFORMANCE OF THE PORTFOLIO MANAGER: The Directors first considered whether Blackstone was qualified to assume the management of the Fund. The Directors considered the various significant strengths of and services which could be provided by Blackstone as a firm, including Blackstone's well-capitalized organization with global resources, relationships, reputation and financial strength, its access to existing shared knowledge in capital markets and trends, its private equity, corporate debt, real estate, restructuring and corporate advisory services, and its ability to attract highly-qualified professional talent. The Board noted particularly Blackstone's considerable experience in managing the assets of various clients, including large corporations, pension plans and foundations.

      The Directors also considered Blackstone's commitment to Asia, including its plans to make significant private equity investments in India, as well as its existing office in Mumbai staffed with a combination of Blackstone professionals from New York and investment professionals hired locally to facilitate integration with the rest of the firm and to ensure adoption of Blackstone best practices in Asia.

      Next, the Directors considered the fact that Blackstone intended to hire the Fund's existing portfolio manager and certain other members of the existing management team, thereby ensuring continuity of day-to-day management of the portfolio. In particular, the Directors considered the performance and track record of the portfolio manager, who had served as the Fund's portfolio manager for six years. Among other things, they took into consideration the favorable history of the portfolio manager for the Fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the Fund. The Directors also took into account Blackstone's methodology for compensating the portfolio manager and the rest of the portfolio management, trading and research team and the factors that affect their compensation and discussed the portfolio manager's satisfaction with such arrangements. The Directors also discussed with Blackstone whether the Fund's portfolio manager will manage other accounts, and Blackstone indicated that there were no current plans for the Fund's portfolio manager to manage any other accounts other than the Fund and The India Fund, Inc.

      The Directors also considered Blackstone's investment philosophy with respect to and its investment outlook for the Fund and discussed whether changes would be made to the way investment decisions would be made, executed and recorded. The Directors further considered the strength of Blackstone's portfolio management activities generally. Blackstone also informed the Directors that it intended to hire an additional analyst in Boston as well as a trading support professional and assured the Directors that it would provide the portfolio management team with such additional resources, including improved systems and administrative support, as are required or helpful to ensure professional growth and development and to seek continued market and peer out-performance.

      The Directors weighed these significant advantages against the fact that that Blackstone had not previously served as investment adviser to any U.S. registered investment company and that Blackstone Advisors was newly established. The Directors therefore particularly examined Blackstone's capability of operating the Fund pursuant to all applicable regulations. The Directors were advised by Blackstone that it had undertaken all regulatory action necessary for Blackstone Advisors to assume the role as investment manager of the Fund, including registering Blackstone Advisors with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

      The Directors also particularly considered whether Blackstone would be able to meet the compliance demands set forth under various regulations, noting that Blackstone generally had extensive compliance operations (including sixteen registered investment advisers) with extensive codes of conduct and compliance manuals for each of its business groups and had recently developed extensive compliance programs specifically designed for their management of registered investment companies. Blackstone also indicated to the Directors that it had added to its compliance staff to ensure that all of the compliance activities associated with management of the Fund are appropriately handled. The Directors also reviewed materials regarding Blackstone Advisors' compliance program, including its compliance manual, and discussed in detail Blackstone's methods of dealing with potential conflicts of interest. Further, the Directors also noted that while Blackstone has no other registered investment company clients, it has extensive experience and an elaborate infrastructure to deal with investors.

      Finally, the Directors also considered the administration of the Fund, noting that Blackstone intended to continue to use the Fund's existing sub-administrator and accounting agent, transfer agent and custodian to help ensure continuity of high quality services to the Fund. Blackstone assured the Directors that, as Fund administrator it would be fully accountable to the Board for the Fund's administrative operations. Blackstone also indicated that it would regularly monitor the performance of all of the Fund's third party providers and it would consider making any changes to the Fund's administrative operations and services to its Stockholders that it believes would benefit the Fund. The Directors further noted Blackstone's extensive finance, accounting and administrative staff which performs those functions for its existing asset management businesses and which Blackstone assured the Directors was capable of handling the additional needs of the Fund. Blackstone also stated that it planned to add to additional administrative staff and would add additional finance, accounting and administrative staff in the future if necessary. In addition, Blackstone retained two consultants, both of whom previously worked with the Fund, to ensure a smooth transition of the Fund's administrative and compliance functions.

      Blackstone also noted that it planned to implement a new trading/compliance system and a portfolio accounting system in the future. Blackstone assured the Directors that the systems would allow for more efficient trading, compliance and reconciliation processes, as the systems would link electronically to the custodians and sub-administrator systems. These platforms would also allow the portfolio management team to analyze the Fund's positions in a more real-time format. Blackstone indicated that it also intended to implement other appropriate changes to strengthen the operations of the Fund.

      (ii) THE REASONABLENESS OF THE ADVISORY FEES: In evaluating the costs of the services to be provided by Blackstone Advisors under the new management agreement and the profitability of Blackstone Advisors with the Fund, the Directors considered, among other things, whether advisory (or management) and administrative fees or other expenses would change as a result of the new agreement. Based on their review of the materials provided and the assurances they had received from Blackstone, the Directors determined that the new agreement would not increase the total fees payable for advisory (or management) services and that overall Fund expenses were not expected to increase materially as a result.

      As part of their analysis, the Directors gave substantial consideration to the comparisons of fees of the Fund as described in the materials provided by Blackstone. The Directors also noted Blackstone's responsiveness to the Directors' request to modify the advisory fee. Under the new management agreement, the Directors noted that changes will be made to the Fund's fee schedule. Under the new management agreement, the Fund will pay the Blackstone Advisors a monthly fee at an annual rate of: (i) 1.00% of the Fund's average weekly net assets for the first $500,000,000; (ii) 0.95% of the Fund's average weekly net assets for the next $500,000,000; and (iii) 0.90% of the Fund's average weekly net assets in excess of $1,000,000,000. Under the previous management agreement, the Fund paid a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets. The Directors noted that, while these changes would not have any immediate impact on the Fund's management fee, they would have the effect of lowering the management fee if the Fund's assets were to grow significantly.

      The Directors reviewed the past investment performance of the Fund under the portfolio manager, now employed by Blackstone, during her tenure with the Fund. In particular, the Directors focused on the analysis of the Fund's performance during the past six years, recalling that the Fund's performance was comparable with that of its peer funds, and that the Fund outperformed its benchmark over the last three years, the last five years and since inception for both annualized and cumulative returns. Further, the Fund's performance was strong over all periods in absolute terms. The Directors recognized that past performance is not an indicator of future performance, but concluded that the portfolio manager had the necessary expertise to continue to manage the Fund in accordance with its investment objectives and strategies.

      In reviewing the investment advisory fees, the Directors noted that the fee under the new management agreement was generally comparable with that of the Fund's peer funds. The Directors noted that the Fund's expense ratio, which was not expected to increase materially as a result of the new agreements, was generally comparable with that of its peer funds. Further, the Directors considered the extent to which Blackstone believed economies of scale would be realized as the Fund grows and whether the fee levels reflect economies of scale for the benefit of the Fund's Stockholders, noting that the changes in the fee structure would have the effect of lowering the Fund's fees paid at certain asset levels. The Directors were unable to compare the proposed fees with fees charged by Blackstone to other large institutional and other clients with comparable objectives, as Blackstone did not have any other clients which have investment objectives comparable to those of the Fund.

      (iii) THE OPERATING EXPENSES OF THE FUND: The Directors recalled that they had recently considered the operating expenses of the Fund against those of its peers and concluded that the expenses of the Fund were reasonable. In re-evaluating the operating expenses, the Directors considered, among other things, whether the operating expenses were likely to change as a result of the new agreement. Blackstone assured the Directors that it did not anticipate that the operating expenses or the annualized expense ratio would materially increase as a result of the new agreement. The Directors noted that new breakpoints had been added to the advisory and administrative fees and, while this would not have any immediate impact, it would have the effect of lowering fees if the Fund's assets were to grow significantly. Under the new administration agreement, the Fund pays Blackstone Administration 0.20% of the Fund's average weekly net assets for the first $1,500,000,000 and 0.15% of the Fund's average weekly net assets in excess of $1,500,000,000. The Directors concluded that the expenses of the Fund were reasonable.

      (iv) PORTFOLIO TRANSACTIONS: The Directors evaluated the policies and practices of the Fund and considered the newly implemented policies and practices of Blackstone Advisors in effecting portfolio transactions. The Directors inquired as to how Blackstone intended to ensure that portfolio transactions would be carried out competently and within the scope of applicable governmental and Fund policy limitations. Blackstone also discussed its plan to implement a new trading/compliance system in the future, which would help to ensure more efficient and compliant portfolio trading. The Directors also inquired of Blackstone about anticipated Fund transactions with affiliates, portfolio turnover rates, the recapture of brokerage commissions and the consideration of research services in placing portfolio transactions. The Directors also noted that Blackstone did not intend to use soft dollars in connection with portfolio transactions for the Fund. Although Blackstone may receive unsolicited proprietary research reports from brokers that execute transactions for the Fund, it will not select brokers based on this research.

      (v) BLACKSTONE ADVISORS' MANAGEMENT OF OTHER FUNDS AND OTHER CLIENT ACCOUNTS AND FEES PAID: The Directors also considered Blackstone Advisors' management of other funds and other investment products and the fees paid in those instances. The Directors noted that Blackstone Advisors did not manage any other similar funds or accounts, and, accordingly, a comparison was not possible.

      (vi) THE PROFITABILITY OF BLACKSTONE ADVISORS AND ITS AFFILIATES WITH RESPECT TO THEIR RELATIONSHIP TO THE FUND: The Directors considered what benefits Blackstone would derive from the management of the Fund and whether it would have a financial interest in the matters that were being considered. The Directors reviewed information regarding the estimated profitability to Blackstone Advisors of its relationship with the Fund and considered whether the profits would be reasonable. The profitability analysis took into consideration fall-out benefits from Blackstone Advisors' relationship with the Fund, including fees received under the agreement and fees received pursuant to the administration agreement, although the Directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward. The Directors found that the estimated profits to be realized by Blackstone Advisors from its relationship with the Fund were likely to be reasonable and consistent with fiduciary duties. Blackstone also indicated that it and its affiliates would receive the benefits of synergies with Blackstone's private equity operations in India.

      (vii) BLACKSTONE'S COMMITMENT TO THE CONTINUITY OF THE FUND: The Directors also considered Blackstone's commitment to the continuity of the Fund. The Directors noted the terms and conditions of the new management agreement were substantially identical to those of the previous management agreement. Blackstone Advisors also intended to hire the Fund's existing portfolio manager and certain other members of the existing management team, thereby ensuring continuity of day-to-day management of the Fund's portfolio. The Directors also noted the fact that Blackstone intended to maintain the Fund's relationships with its service providers, including, among others, the custodian and the transfer agent, and intended to maintain the division of responsibilities between the adviser and the service providers and the services provided by each of them, which would also help to ensure continuity.

      The Directors lastly noted that Blackstone had worked very closely with the portfolio management team and the Directors themselves in planning for a potential transition, including performing numerous interviews with the portfolio management team, the custodians, the administrator and the external accountants in order to understand the current operations of the Fund and to consider where improvements of the operations of the Fund can be made.

      (viii) ALTERNATIVES TO THE AGREEMENTS: The Board also considered possible alternatives to the management arrangement from the standpoint of the Fund and its Stockholders. As discussed above under "Background", the Directors undertook an extensive review and evaluation of prior management and carefully considered a variety of alternatives. The Directors considered the relative advantages and disadvantages of retaining a new investment manager (or managers) or hiring internal management to perform all or a part of the advisory, administrative or operational tasks. In connection with their examination of these alternatives, the Directors considered all of the factors described above. The Directors further considered whether the Fund would have the ability on its own to attract, retain and supervise highly qualified personnel and obtain high quality services.

      APPROVAL AND RECOMMENDATION

      As a result of the considerations described above, the Board of Directors determined to consider and approve a new management arrangement with Blackstone. In considering whether to approve the new agreement, the Directors did not identify any particular information that was all-important or controlling. Nor did the Board identify any single factor that was determinative to the decision of the Board and each Director may have attributed different weights to the various factors. The Directors evaluated all information available to them. The Directors also considered comparative information received in connection with their most recent approval of the continuation of the previous management and administration agreements in addition to information provided by Blackstone in connection with their evaluation of the terms and conditions of the new agreements. Based upon their discussions which took place throughout the year and at the May 17, August 9 and November 8, 2005 board meetings, as well as on the recommendations of the Board's subcommittee, and after weighing each of the presentations of the other firms, the Independent Directors are satisfied that Blackstone Advisors is qualified to manage the Fund's investment portfolio. The Directors, including a majority of Independent Directors, concluded that the terms of the new management agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and for these reasons they therefore have concluded that the new management agreement should be approved and recommended to Fund Stockholders.

INFORMATION CONCERNING BLACKSTONE ADVISORS

      Blackstone Advisors is a Delaware limited liability company and a registered investment adviser under the Advisers Act. Blackstone Advisors is an affiliate of Blackstone and Blackstone Administration. The principal business address of Blackstone Advisors is 345 Park Avenue, New York, New York 10154.

      The names, titles and principal occupations of the current managers of Blackstone Advisors are set forth in the following table. The business address of each person listed below is 345 Park Avenue, New York, New York 10154.

      NAME                      TITLE AND PRINCIPAL OCCUPATION
      ----                      ------------------------------
      Hamilton E. James         President
      Robert L. Friedman        Chief Administrative Officer and Chief Legal
                                Officer
      Barbara F. Pires          Chief Compliance Officer
      Michael A. Puglisi        Chief Financial Officer

REQUIRED VOTE

      As provided by the 1940 Act, approval of the new management agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of

(a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal. The new management agreement will become effective on the date Stockholders of the Fund approve the agreement.

      Please note that unless otherwise instructed, the proxies will vote FOR Proposal 1.

  THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, BLACKSTONE, OR ANY OF THEIR RESPECTIVE
   AFFILIATES RECOMMEND THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW
                             MANAGEMENT AGREEMENT.

                        PROPOSAL 2. ELECTION OF DIRECTORS

BACKGROUND

      In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, Stockholders will be asked to elect one Class II Director to hold office until the 2009 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified, and one Class III Director to hold office until the 2007 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified. The terms of office of the Class I Directors expires at the Annual Meeting of Stockholders in 2008, or thereafter when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

      The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. Mr. Salacuse is currently a member of the Fund's Board of Directors. The nominees have indicated that they will serve if elected, but if the nominees should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

      The following table provides information concerning the nominees for election as Class II Directors:

                                                                                    NUMBER OF
                                                                                  FUNDS IN FUND
                                                                                      COMPLEX         OTHER BOARD
                                                                                    OVERSEEN BY     MEMBERSHIPS HELD
                                                                PRINCIPAL             NOMINEE      BY NOMINEE DURING
    NAME, ADDRESS        POSITION(S)     LENGTH OF TIME   OCCUPATION(S) DURING    (INCLUDING THE          PAST
       AND AGE          HELD WITH FUND       SERVED            PAST 5 YEARS            FUND)           FIVE YEARS
       -------          --------------       ------            ------------            -----           ----------

                NOMINEE TO SERVE AS A CLASS II DIRECTOR UNTIL THE 2009 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR/NOMINEE

Jeswald W. Salacuse     Director,          Since 1993     Henry J. Braker Professor        2       Director of 34
The Fletcher School     Chairman of the                   of Commercial Law, The                   registered
of Law & Diplomacy at   Board and                         Fletcher School of Law &                 investment
Tufts University        Chairman of the                   Diplomacy (1986-Present);                companies advised
Medford, MA 02155       Audit Committee                   Dean, Fletcher School of                 by Salomon
Age: [67]               and Nominating                    Law & Diplomacy, Tufts                   Brothers Asset
                        Committee                         University (1986-1994).                  Management Inc
                                                                                                   ("SBAM").

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                                                                                        FUND
                                                                                       COMPLEX        OTHER BOARD
                                                                                       OVERSEEN     MEMBERSHIPS HELD
                                                                                      BY NOMINEE   BY NOMINEE DURING
    NAME, ADDRESS       POSITION(S) HELD     LENGTH OF     PRINCIPAL OCCUPATION(S)    (INCLUDING          PAST
       AND AGE              WITH FUND       TIME SERVED      DURING PAST 5 YEARS       THE FUND)       FIVE YEARS
       -------              ---------       -----------      -------------------       ---------       ----------

               NOMINEE TO SERVE AS A CLASS III DIRECTOR UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

INTERESTED DIRECTOR NOMINEE
Prakash A. Melwani*     Director and    Since 2005        Senior Managing Director,        2       Aspen Insurance
                        President                         Private Equity Group,                    Holdings Limited,
                                                          Blackstone (May                          Texas Genco LLC
                                                          2003-Present); Founder                   and Kosmos Energy
                                                          and Chief Investment                     Holdings.
                                                          Officer, Vestar Capital
                                                          Partners (1988-1993)

* Mr. Melwani is an "interested person," as defined in the 1940 Act, because he serves as President of the Fund.

      The following table provides information concerning the Class III and Class I Directors currently serving until the year 2007 and 2008 Annual Meetings of Stockholders:

                                                                                    NUMBER OF
                                                                                    FUNDS IN
                                                                                      FUND
                                                                                     COMPLEX
                                                                                     OVERSEEN       OTHER BOARD
                                                                                        BY        MEMBERSHIPS HELD
                                                                                     DIRECTOR       BY DIRECTOR
    NAME, ADDRESS        POSITION(S)     LENGTH OF TIME    PRINCIPAL OCCUPATION(S)  (INCLUDING   DURING PAST FIVE
       AND AGE          HELD WITH FUND       SERVED          DURING PAST 5 YEARS     THE FUND)         YEARS
       -------          --------------       ------          -------------------     ---------         -----

                      CLASS III DIRECTOR SERVING UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR
Lawrence K. Becker      Director and    Since 2003        Private Investor, Real         2         Member of the
8039 Harbor View        Member of the                     Estate Investment                        Boards of
Terrace                 Audit                             Management (July                         Managers of
Brooklyn, N.Y. 11209    Committee and                     2003-Present); Vice                      Advantage
Age: [49]               Nominating                        President,                               Advisers Sawgrass
                        Committee                         Controller/Treasurer,                    Fund , L.L.C.
                                                          National Financial                       ("Sawgrass"),
                                                          Partners (2000-2003);                    Advantage
                                                          Managing Director,                       Advisers
                                                          Controller/Treasurer,                    Stratigos Fund,
                                                          Oppenheimer Capital-                     L.L.C.
                                                          PIMCO (1981-2000).                       ("Stratigos"),
                                                                                                   Advantage
                                                                                                   Advisers Troon
                                                                                                   Fund, L.L.C.
                                                                                                   ("Troon"),
                                                                                                   Advantage
                                                                                                   Advisers Whistler
                                                                                                   Fund, L.L.C.
                                                                                                   ("Whistler"),
                                                                                                   Advantage
                                                                                                   Advisers Wynstone
                                                                                                   Fund, L.L.C.
                                                                                                   ("Wynstone"),
                                                                                                   Advantage
                                                                                                   Advisers Xanthus
                                                                                                   Fund, L.L.C.
                                                                                                   ("Xanthus") and
                                                                                                   Advantage
                                                                                                   Advisers Xanthus
                                                                                                   II, L.L.C.
                                                                                                   ("Xanthus II")
                                                                                                   and Trustee of
                                                                                                   Advantage
                                                                                                   Advisers
                                                                                                   Multi-Sector Fund
                                                                                                   I ("AAMSFI")

                                                                                    NUMBER OF
                                                                                    FUNDS IN
                                                                                      FUND
                                                                                     COMPLEX
                                                                                     OVERSEEN       OTHER BOARD
                                                                                        BY        MEMBERSHIPS HELD
                                                                                     DIRECTOR       BY DIRECTOR
    NAME, ADDRESS        POSITION(S)     LENGTH OF TIME    PRINCIPAL OCCUPATION(S)  (INCLUDING   DURING PAST FIVE
       AND AGE          HELD WITH FUND       SERVED          DURING PAST 5 YEARS     THE FUND)         YEARS
       -------          --------------       ------          -------------------     ---------         -----

                       CLASS I DIRECTORS SERVING UNTIL THE 2008 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS
Leslie H. Gelb          Director and    Since 1994        President Emeritus, The        2         Britannica.com;
The Counsel on          Member of the                     Council on Foreign                       Director of 34
Foreign Relations       Audit                             Relations (2003-Present);                registered
58 East 68th Street     Committee and                     President, The Council on                investment
New York, N.Y. 10021    Nominating                        Foreign Relations                        companies advised
Age: [67]               Committee                         (1993-2003); Columnist                   by SBAM.
                                                          (1991-1993), Deputy
                                                          Editorial Page Editor
                                                          (1985-1990) and Editor,
                                                          Op-Ed Page (1988-1990),
                                                          THE NEW YORK TIMES.

Luis F. Rubio           Director and    Since 1999        President, Centro de           2         Member of the
Jaime Balmes No. 11,    Member of the                     Investigacion para el                    Board of Managers
D-2                     Audit                             Desarrollo, A.C. (Center                 of Advantage
Los Morales Polanco     Committee and                     of Research for                          Advisers
Mexico, D.F. 11510      Nominating                        Development)                             Technology
Age: [49]               Committee                         (2002-Present) Director                  Partners, L.L.C.,
                                                          General, Centro de                       Sawgrass,
                                                          Investigacion para el                    Sratigos, Troon,
                                                          Desarrollo, A.C.                         Whistler,
                                                          (1984-2002); frequent                    Wynstone, Xanthus
                                                          contributor of op-ed                     and Xanthus II
                                                          pieces to THE LOS ANGELES                and Trustee of
                                                          TIMES and THE WALL STREET                AAMSF1.  Director
                                                          JOURNAL.                                 of certain other
                                                                                                   offshore private
                                                                                                   investment funds
                                                                                                   and the
                                                                                                   Technology Fund.

DIRECTOR COMPENSATION

      Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager, the subadvisor or an affiliate of the investment manager during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2005 to each Director of the Fund and the aggregate compensation paid to them from all registered funds in the Fund Complex for the fiscal year ended October 31, 2005. The Fund does not provide any pension or retirement benefits to Directors.

      A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

                                                TOTAL               TOTAL
                            AGGREGATE     COMPENSATION FROM     COMPENSATION
                          COMPENSATION       OTHER FUNDS        FROM FUND AND
    NAME OF DIRECTOR        FROM FUND     ADVISED BY ADVISER    FUND COMPLEX
    ----------------        ---------     ------------------    ------------
 Lawrence K. Becker

                                                TOTAL               TOTAL
                            AGGREGATE     COMPENSATION FROM     COMPENSATION
                          COMPENSATION       OTHER FUNDS        FROM FUND AND
    NAME OF DIRECTOR        FROM FUND     ADVISED BY ADVISER    FUND COMPLEX
    ----------------        ---------     ------------------    ------------

 Leslie H. Gelb
 Prakash A. Melwani
 Luis F. Rubio
 Jeswald W. Salacuse

BENEFICIAL SHARE OWNERSHIP

      The following table sets forth the beneficial ownership of shares of the Fund, as of January |_|, 2006, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

                                         NUMBER OF SHARES
           NAME OF BENEFICIAL OWNER     BENEFICIALLY OWNED   PERCENT OWNERSHIP
           ------------------------     ------------------   -----------------
[To come.]

      In addition, as of January |_|, 2006, Cede & Co., a nominee for participants in The Depository Trust Company, held of record |_| shares, equal to |_|% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director, as well as all Directors and executive officers as a group, as of January |_|, 2006:

                  NAME OF                           AMOUNT AND NATURE OF         PERCENT OF
              BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP           CLASS
              ----------------                      --------------------           -----
DIRECTORS
     Lawrence K. Becker                             None                            0.0%
     Leslie H. Gelb                                 None                            0.0%
     Prakash A. Melwani                             [None]                          [0.0%]
     Luis F. Rubio                                  None                            0.0%
     Jeswald W. Salacuse                            326 ([nature of ownership])     |_|%
ALL DIRECTORS AND EXECUTIVE OFFICERS (AS A GROUP)   326 ([nature of ownership])     |_|%

      As of January |_|, 2006, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock. At January |_|, 2006, no Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of Blackstone Advisors, the Fund's investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Blackstone Advisors.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

      The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its Stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including Blackstone Advisors, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent registered public accounting firm and with their own separate independent counsel.

      The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

      The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Blackstone Advisors and their affiliates and other funds and clients managed by Blackstone Advisors to ensure that the Fund is managed in a manner which is in the best interest of the Fund's Stockholders.

OFFICERS OF THE FUND

      The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The current executive officers of the Fund are:

                                                         TERM OF OFFICE AND       PRINCIPAL OCCUPATION
  NAME, ADDRESS AND AGE     POSITIONS HELD WITH FUND    LENGTH OF TIME SERVED     DURING PAST 5 YEARS
  ---------------------     ------------------------    ---------------------     -------------------
Prakash A. Melwani         President and Director        Since 2005             Senior Managing Director,
345 Park Avenue                                                                 Private Equity Group,
New York, N.Y. 10154                                                            Blackstone (May
Age: [46]                                                                       2003-Present); Founder
                                                                                and Chief Investment
                                                                                Officer, Vestar Capital
                                                                                Partners (1988-1993)

Robert L. Friedman         Chief Legal Officer and       Since 2005             Chief Administrative
345 Park Avenue            Vice President                                       Officer and Chief Legal
New York, N.Y. 10154                                                            Officer, Blackstone
Age: [62]                                                                       (2003-Present); Senior
                                                                                Managing Director,
                                                                                Blackstone (1999-Present)

Joshua B. Rovine           Secretary                     Since 2005             Managing Director,
345 Park Avenue                                                                 Finance and
New York, N.Y. 10154                                                            Administration Group,
Age: 40                                                                         Blackstone
                                                                                (2003-Present); Partner,
                                                                                Sidley Austin Brown &
                                                                                Wood LLP (|_|-2003)

Brian S. Chase             Treasurer and Vice President  Since 2005             Vice President and Chief
345 Park Avenue                                                                 Financial Officer,
New York, N.Y. 10154                                                            Distressed Securities
Age: 28                                                                         Advisors Group,
                                                                                Blackstone (May 2005-Present);
                                                                                |_|, Fortress Investment
                                                                                Group LLC, (May 2002-May 2005)

                                                         TERM OF OFFICE AND       PRINCIPAL OCCUPATION
  NAME, ADDRESS AND AGE     POSITIONS HELD WITH FUND    LENGTH OF TIME SERVED     DURING PAST 5 YEARS
  ---------------------     ------------------------    ---------------------     -------------------
Barbara Pires              Chief Compliance Officer      Since 2005             Consultant
345 Park Avenue            and Vice President                                   (2005-Present); Chief
New York, N.Y. 10154                                                            Compliance Officer, The
Age: 53                                                                         Asia Tigers Fund, Inc.
                                                                                and The India Fund, Inc.
                                                                                (2005);  Oppenheimer
                                                                                Asset Management, Inc.
                                                                                (1996-Present)

Punita Kumar-Sinha         Portfolio Manager and Chief   Since 2005             Portfolio Manager, The
345 Park Avenue            Investment Officer                                   Asia Tigers Fund, Inc.
New York, N.Y. 10154                                                            and The India Fund, Inc.
Age: 43                                                                         (1999-Present)

AUDIT COMMITTEE

      The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Becker, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened two times during the fiscal year ended October 31, 2005. The principal functions of the Audit Committee are to appoint and retain the Fund's independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Becker will serve as the "audit committee financial expert," as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended and restated in November 2005. The Fund's amended and restated Audit Committee Charter is attached hereto as Exhibit B.

      The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent registered public accounting firm, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61 and No. 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2005.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Pursuant to the Fund's Audit Committee Pre-Approval policy, the Audit Committee pre-approved audit and non-audit services provided by PWC to the Fund in 2005. A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

NOMINATING COMMITTEE

      The Nominating Committee is composed entirely of Directors who are not "interested persons" of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards. Currently Messrs. Becker, Gelb, Rubio and Salacuse are members of the Nominating Committee. This Committee did not meet during the fiscal year ended October 31, 2005. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003 and the Charter was filed as an appendix to the Proxy Statement filed by the Fund on February 4, 2004.

      The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

      In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

      The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund's shares for at least one year as of the date the recommendation was made.

BOARD MEETINGS

      During the fiscal year ended October 31, 2005, the Board of Directors held three regular meetings and five special meetings. Each Director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than ten percent of the Fund's common stock, Blackstone Advisors and their directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file.

      Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund's Directors and officers, and Blackstone Advisors and their directors and officers, have complied with applicable filing requirements during the fiscal year ended October 31, 2005.

REQUIRED VOTE

      Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

      Please note that unless otherwise instructed, the proxies will vote FOR the nominee for Director.

       THE FUND'S BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, BLACKSTONE,
    OR ANY OF THEIR RESPECTIVE AFFILIATES, RECOMMEND THAT STOCKHOLDERS OF THE
                   FUND VOTE TO "FOR" THE NOMINEE FOR DIRECTOR

                             ADDITIONAL INFORMATION

SERVICE PROVIDERS

      Blackstone Advisors currently serves as the Fund's interim investment manager under the interim management agreement. The address of Blackstone Advisors is 345 Park Avenue, New York, New York 10154.

      Blackstone Administration currently serves as the Fund's administrator under the administration agreement. The address of Blackstone Administration is 345 Park Avenue, New York, New York 10154. Blackstone Administration subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to Blackstone Advisors or any entity controlling, controlled by, or under common control with Blackstone Advisors if such services relate directly to the operations and financial reporting of the Fund.

      AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended October 31, 2004 and October 31, 2005 were $68,500 and $71,500, respectively, including out of pocket expenses.

      AUDIT-RELATED FEES. The aggregate fees paid to PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended October 31, 2004 and October 31, 2005 were $0 and $0, respectively.

      TAX FEES. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended October 31, 2004 and October 31, 2005 were $34,645 and $45,100, respectively.

      ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended October 31, 2004 and October 31, 2005 were $0 and $0, respectively.

      The aggregate non-audit fees billed by PwC for services rendered to the Fund, Blackstone Advisors and any entity controlling, controlled by, or under common control with the Fund, Blackstone Advisors and Blackstone that provides ongoing services to the Fund for the fiscal years ended October 31, 2004 and October 31, 2005 were $|_| and $|_|, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

      None of the services described above, provided in the fiscal year ended October 31, 2005, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

OTHER BUSINESS

      The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

STOCKHOLDER PROPOSALS

      All proposals by Stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2007, must be received by the Fund (addressed to The Asia Tigers Fund, Inc., 345 Park Avenue, New York, New York 10154) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than |_|, 2006. Any Stockholder who desires to bring a proposal for consideration at the Fund's year 2007 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The Asia Tigers Fund, Inc., 345 Park Avenue, New York, New York 10154) during the 30-day period from October 31, 2006 to November 30, 2006.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The Fund has adopted procedures by which Fund Stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors of The Asia Tigers Fund, Inc., c/o the Fund's Chief Legal Officer, 345 Park Avenue, New York, New York 10154. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the number of shares held by the Stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted Stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a Stockholder of the Fund, or (iii) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

      The Fund's Directors are not required to attend the Fund's Annual Meeting of Stockholders or to otherwise make themselves available to Stockholders for communications, other than by the aforementioned procedures. The only Director to attend the Fund's February 28, 2005 Annual Meeting of Stockholders was Bryan McKigney, who resigned as a Director of the Fund effective December 4, 2005.

EXPENSES OF PROXY SOLICITATION

      The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Blackstone, its respective affiliates, or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

      In addition, Georgeson Shareholder Communications Inc. ("Georgeson"), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that Georgeson will be paid an amount estimated at $9,500 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

      Georgeson may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A Stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To ensure that the Stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the Stockholder voted, along with a special toll-free number which will be available in the event the Stockholder wishes to change or revoke the vote. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact Georgeson at its toll-free number, 1-877-847-1383.

      January [DATE], 2006

                                                                       EXHIBIT A

                        FORM OF NEW MANAGEMENT AGREEMENT

            Management Agreement dated and effective as of |_|, 200[6], between The Asia Tigers Fund, Inc., a Maryland corporation (herein referred to as the "Fund"), and Blackstone Asia Advisors L.L.C., a Delaware limited liability company (herein referred to as the "Investment Manager") (this "Agreement").

            1. APPOINTMENT OF INVESTMENT MANAGER. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy;
(ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund;
(v) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vi) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques;
(vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian; and (viii) pay the salaries, fees and expenses of such of the Fund's officers, directors or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Fund.

            2. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

            Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

            3. TRANSACTIONS WITH AFFILIATES. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

            4. BEST EXECUTION; RESEARCH SERVICES. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

            5. REMUNERATION. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of: (i) 1.00% of the Fund's average weekly net assets for the first $500,000,000 of the Fund's average weekly net assets; (ii) 0.95% of the Fund's average weekly net assets for the next $500,000,000 of the Fund's average weekly net assets; and (iii) 0.90% of the Fund's average weekly net assets in excess of $1,000,000,000 of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this Section 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

            6. REPRESENTATIONS AND WARRANTIES. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended (the "1940 Act"), and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

            7. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

            8. LIMIT OF LIABILITY. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

            9. DURATION AND TERMINATION. This Agreement shall remain in effect until [TWO YEARS AFTER SHAREHOLDER APPROVAL], and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

            Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

            10. GOVERNING LAW. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, PROVIDED, HOWEVER, that nothing herein shall be construed as being inconsistent with the 1940 Act.

            11. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

            If to the Fund:

                     The Asia Tigers Fund, Inc.
                     345 Park Avenue
                     New York, New York 10154
                     Attn:    [NAME]

            If to the Investment Manager:

                     Blackstone Asia Advisors L.L.C.
                     345 Park Avenue
                     New York, New York 10154
                     Attn:    [NAME]

            with a copy to:

                     [ADDRESS]

or to such other address as to which the recipient shall have informed the other party in writing.

            Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

            12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

                                     THE ASIA TIGERS FUND, INC.

                                     By:      ________________________________
                                              Name:    [NAME]
                                              Title:   [TITLE]

                                     BLACKSTONE ASIA ADVISORS L.L.C.

                                     By:      ________________________________
                                              Name:    [NAME]
                                              Title:   [TITLE]

                                                                       EXHIBIT B

                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

                             AUDIT COMMITTEE CHARTER

                December 18, 2003, as amended on November 8, 2005

            This charter sets forth the purpose, authority and responsibilities of the Audit Committee of each of the Board of Directors (the "Board") of the investment companies set forth above (each, a "Fund").

PURPOSES

            The Audit Committee of the Board (the "Committee") has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices;
(b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function, if any.

            The function of the Committee is oversight; it is the responsibility of the Fund's investment adviser (the "Adviser") to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

AUTHORITY

            The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund's independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund's independent auditors and receive the auditors' specific representations as to their independence.

COMPOSITION AND TERM OF COMMITTEE MEMBERS

            The Committee shall be comprised of the Directors who are "Independent," which term shall mean each Director (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Director or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

            No member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member effectively to serve on the Committee.

            Each member of the Committee shall be "Independent," as defined in the New York Stock Exchange (the "NYSE") Listed Company Manual ss.303A, and shall be free of any relationship that, in the judgment of the Board, may interfere with the exercise of his or her independent judgment.

            Each member of the Committee shall serve until a successor is appointed.

            The Board shall determine whether: the Committee has at least one member who is an "audit committee financial expert" ("ACFE"), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board. In addition, with respect to those Funds listed on the NYSE, each member of the Committee must be financially literate and at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgment under the NYSE listing requirements.

MEETINGS

            The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund's annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund's legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

            Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

            Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

            DUTIES AND POWERS AND OF THE COMMITTEE

            The duties and powers of the Committee include, but are not limited to, the following:

o bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

o set the compensation of the independent auditors, such amount to be paid by the Fund;

o evaluate the independence of the Fund's independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors' specific representations as to their independence;

o to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund, and (ii) all non-audit services that the Fund's independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

o meet with the Fund's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s);
      (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Directors and the members of the Fund;

o review reports prepared by the Fund's independent auditors detailing the fees paid to the Fund's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission ("SEC")); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design).

o ensure that the Fund's independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

o receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund's annual (or semi-annual) report with the SEC, to the Committee from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Fund; and
      (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Committee;

o oversee the Fund's internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund's custodian and administrator and the Adviser through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

o meet with the Fund's internal auditors (or other personnel responsible for the internal audit function), if any, following an internal audit of the Fund to discuss significant risks and exposures, if any, to the Fund's risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

o review of any issues brought to the Committee's attention by independent auditors or the Fund's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls;

o review and evaluate the qualifications, performance and independence of the lead partner of the Fund's independent auditors;

o require the Fund's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

o resolve any disagreements between the Fund's management and independent auditors concerning the Fund's financial reporting;


o to the extent there are Directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

o discuss the Fund's earnings press releases, financial information and earnings guidance provided to analysts and ratings agencies, if any;

o     review policies with respect to risk assessment and risk management;

o review hiring policies for employees or former employees of the Fund's independent accountants;

o     establish and maintain the procedures set forth in Exhibit B regarding:
      (i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters; and

o review such other matters as may be appropriately delegated to the Committee by the Board.

ANNUAL PERFORMANCE EVALUATION

            The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including reviewing the compliance of the Committee with this charter. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

                                    EXHIBIT A

                            WHISTLEBLOWER PROCEDURES

RESPONSIBILITIES OF AUDIT COMMITTEE OF THE FUND (THE "AUDIT COMMITTEE") WITH RESPECT TO SPECIFIED COMPLAINTS

      The Audit Committee shall receive, retain, investigate and act on complaints and concerns of Covered Persons(1) ("Reports") regarding:

            questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Fund's accounting policies (each an "Accounting Allegation");

            compliance with legal and regulatory requirements ("Legal Allegation"); and

            retaliation against Covered Persons who make Accounting Allegations or Legal Allegations ("Retaliatory Act").

      In the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to the Chairman of the Audit Committee.

PROCEDURES FOR RECEIVING REPORTS

      Any Report that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee.

      Each Report forwarded to the Audit Committee by management and each Report that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management who is not the subject of the allegation and who may have appropriate expertise to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Report, taking into account the considerations set forth in Section C below.

--------------
(1) For purposes of these Procedures, "Covered Person" means any "Fund Covered Person" or "Vendor Covered Person"; "Fund Covered Persons" means officers of the Fund as well as those employees of the Fund's investment adviser and sub-adviser that provide services on behalf of those entities to the Fund; and "Vendor Covered Persons" means those employees of the Fund's custodian, administrator, transfer agent, auction agent and other third-party agents that, pursuant to agreements with the Fund, provide services to or on behalf of the Fund.

            If the Audit Committee determines that management should investigate the Report, the Audit Committee shall notify the Fund's Chief Legal Officer in writing of that conclusion. Management shall thereafter promptly investigate the Report and shall report the results of its investigation, in writing, to the Audit Committee. Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

            If the Audit Committee determines that it should investigate the Report, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

CONSIDERATIONS RELATIVE TO WHETHER THE AUDIT COMMITTEE OR MANAGEMENT SHOULD INVESTIGATE A REPORT

            In determining whether management or the Audit Committee should investigate a Report, the Audit Committee shall consider, among any other factors that are appropriate under the circumstances, the following:

      Who is the alleged wrongdoer? If an executive officer, senior financial officer or other high management official is alleged to have engaged in wrongdoing, that factor alone may militate in favor of the Audit Committee conducting the investigation.

      How serious is the alleged wrongdoing? The more serious the alleged wrongdoing, the more appropriate that the Audit Committee should undertake the investigation. If the alleged wrongdoing would constitute a crime involving the integrity of the financial statements of the Fund, that factor alone may militate in favor of the Audit Committee conducting the investigation.

      How credible is the allegation of wrongdoing? The more credible the allegation, the more appropriate that the Audit Committee should undertake the investigation. In assessing credibility, the Audit Committee should consider all facts surrounding the allegation, including but not limited to whether similar allegations have been made in the press or by analysts.

PROTECTION OF WHISTLEBLOWERS

            Consistent with the policies of the Fund, the Audit Committee shall not retaliate, and shall not tolerate any retaliation by management or any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Allegation or Legal Allegation, reports a Retaliatory Act or provides assistance to the Audit Committee, management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a Report. The Audit Committee shall not, unless compelled by judicial or other legal process, reveal the identity of any person who makes an Accounting Allegation or Legal Allegation or reports a Retaliatory Act and who asks that his or her identity as the person who made such Report remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a Report anonymously.

RECORDS

            The Audit Committee shall retain for a period of seven years all records relating to any Accounting Allegation or Legal Allegation or report of a Retaliatory Act and to the investigation of any such Report.

PROCEDURES FOR MAKING COMPLAINTS

            In addition to any other avenue available to a Covered Person, any Covered Person may report to the Audit Committee openly, confidentially or anonymously any Accounting Allegation or Legal Allegation or report of a Retaliatory Act. Accounting Allegations, Legal Allegations and reports of a Retaliatory Act can be made orally or in writing to the Chairman of the Audit Committee. Such Reports can also be made directly to management openly, confidentially or anonymously by contacting the Fund's Chief Legal Officer in writing or in person.

PROXY                        THE ASIA TIGERS FUND, INC.                    PROXY
                ANNUAL MEETING OF STOCKHOLDERS--FEBRUARY 24, 2006

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

      The undersigned hereby appoints Robert L. Friedman, Joshua B. Rovine and Barbara Pires, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, in Conference Room J on the 30th Floor on February 24, 2006, at 11:00 a.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January |_|, 2006 and upon all other matters properly coming before said Meeting.

      Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

VOTE VIA THE TELEPHONE: 1-|_|-|_|-|_|

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
________________________________            ___________________________________
________________________________            ___________________________________
________________________________            ___________________________________
________________________________            ___________________________________

SEE REVERSE      (CONTINUED, AND TO BE SIGNED AND DATED, ON THE      SEE REVERSE
    SIDE                            REVERSE SIDE)                        SIDE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 (INCLUDING ALL NOMINEES FOR DIRECTOR).

PLEASE MARK VOTES AS IN THIS EXAMPLE: |X|

1. To approve a new management agreement between the Fund and Blackstone Asia Advisors L.L.C.

                 FOR             AGAINST          ABSTAIN
                 ---             -------          -------
                 |_|               |_|              |_|

2.    To elect two Directors to the Board of Directors

      (01) Jeswald W. Salacuse (to serve as Class II Director until the 2009 Annual Meeting of Stockholders)

      (02) Prakash A. Melwani (to serve as Class III Director until the 2007 Annual Meeting of Stockholders)

      FOR ALL NOMINEES              WITHHOLD AUTHORITY TO VOTE
        LISTED ABOVE               FOR THE NOMINEES LISTED BELOW
        ------------               -----------------------------
            |_|                                 |_|

      _________________________________________________________________
      (Instruction: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

3. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

|_|   Please mark the box at left if you plan          |_|    Change of address and/or comments appear
      to attend the Meeting.                                  on reverse.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

___________________     __________       ______________________      __________
Signature               Date             Signature                   Date